UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 22, 2006 (March 16, 2006)

CYTOKINETICS, INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50633 (Commission File Number)	94-3291317 (IRS Employer Identification No.)
280 East Grand Avenue
South San Francisco, California 94080
(Address of principal executive offices, including zip code)
(650) 624-3000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
Exhibit Index
EXHIBIT 10.61
EXHIBIT 10.62

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
General Electric Capital Corporation Loan Proposal
On March 16, 2006 Cytokinetics, Incorporated (the “Company”) and General Electric Capital Corporation (“GE”) signed a Loan Proposal that is subject to the Master Security Agreement, by and among the Company and GE, dated as of February 2, 2001 (the “MSA”) as amended on March 24, 2005.
Under the MSA, funds borrowed by the Company from GE, and other obligations of the Company to GE, are secured by property and equipment of the Company purchased by such borrowed funds and other collateral agreed to by the Company.
Under the terms of the Loan Proposal, GE is providing a line of credit of up to $5.0 million to finance certain equipment until December 31, 2006. A Copy of the Loan Proposal is attached to this Current Report on Form 8-K (“Current Report”) as Exhibit 10.61, and is incorporated herein by reference.
Amendment of Portola Collaboration and Facilities Agreement
On March 17, 2006, the Company and Portola Pharmaceuticals, Inc. (“Portola”) entered into the Second Amendment to Collaboration and Facilities Agreement (the “Amendment”) which amends certain provisions of the Collaboration and Facilities Agreement, by and among the Company and Portola, dated as of August 19, 2004 and as amended on March 24, 2005 (the “Collaboration Agreement”).
Under the Collaboration Agreement, Portola provides the Company with research and related services and access to a portion of Portola’s facilities and personnel to support such services. Charles J. Homcy, M.D., is the President and CEO of Portola, a member of the Company’s Board of Directors and a consultant to the Company.
The Amendment extends the term of the Collaboration Agreement to December 31, 2006 and amends certain pricing and other terms and conditions of such agreement. A copy of the Amendment is attached to this Current Report on Form 8-K (“Current Report”) as Exhibit 10.62, and is incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits.
The following Exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

10.61	GE Loan Proposal, executed as of March 16, 2006, by and between the Company and General Electric Capital Corporation.
10.62*	Second Amendment to Collaboration and Facilities Agreement, dated March 17, 2006, by and between the Company and Portola Pharmaceuticals, Inc.

*Pursuant to a request for confidential treatment, portions of this Exhibit have been redacted from the publicly filed document and have been furnished separately to the Securities and Exchange Commission as required by Rule 24b-2 under the Securities and Exchange Act of 1934.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTOKINETICS, INCORPORATED
By:	/s/ James H. Sabry
James H. Sabry
Chief Executive Officer

Dated: March 22, 2006

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Exhibit Index

Exhibit No.	Description

10.61	GE Loan Proposal, executed as of March 16, 2006, by and between the Company and GE.
10.62*	Second Amendment to Collaboration and Facilities Agreement, dated March 17, 2006, by and between the Company and Portola Pharmaceuticals, Inc.

*Pursuant to a request for confidential treatment, portions of this Exhibit have been redacted from the publicly filed document and have been furnished separately to the Securities and Exchange Commission as required by Rule 24b-2 under the Securities and Exchange Act of 1934.